SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [ ]      Preliminary Proxy Statement
         [ ]      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e) (2)
         [X]      Definitive Proxy Statement
         [ ]      Definitive Additional Materials
         [ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.
                  240.14a-12

              PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND, INC.
                              --------------------
                (Name of Registrant as Specified in its Charter)
                               Pamela S. Sinofsky
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

         [X]      No fee required.
         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                  and 0-11.

                  1) Title of each class of securities to which transaction applies:
                  2) Aggregate number of securities to which transaction applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  4)     Proposed maximum aggregate value of transaction:
                  5)     Total fee paid: ___________

         [ ]      Fee paid previously with preliminary materials.
         [ ]      Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)     Amount Previously Paid:
                  2)     Form, Schedule or Registration No.:
                  3)     Filing Party:
                  4)     Date Filed:

PHOENIX EQUITY PLANNING CORPORATION    101 Munson Street  Toll Free 800 243-1574
                                       PO Box 88
                                       Greenfield MA 01301


[PHOENIX LOGO]



                                                                 August 24, 2000




Dear Shareholder:

       We are pleased to enclose the proxy statement for the October 12, 2000 special shareholders meeting of your Fund. Please take the time to read the proxy statement and cast your vote, because the changes are important to you as a shareholder.

       We are asking shareholders to approve a tax-free reorganization of the Fund into a Delaware business trust and to approve changes to the Fund's fundamental investment restrictions. This is part of our effort to integrate all of our mutual funds by adopting a single business form, domicile, form of charter and set of fundamental investment restrictions. The reorganization will not change your Fund's investment objective, investment adviser or its portfolio manager, and the value of your investment immediately after the reorganization will be the same as it was immediately before the reorganization. We do not presently anticipate that these changes will have any material impact on the investment techniques employed by the Fund.

       Your Board of Directors believes that the proposed reorganization and changes in the fundamental investment restrictions are in the best interests of the shareholders. The Board of Directors has unanimously recommended that shareholders of the Fund vote for the reorganization and changes in the fundamental investment restrictions. Should you have any questions, please feel free to call us at 1(800) 243-1574. We will be happy to answer any questions you may have.

       I URGE EACH SHAREHOLDER TO PROMPTLY MARK, SIGN AND RETURN THE ENCLOSED PROXY.

Sincerely,


/s/Philip R. McLoughlin
Philip R. McLoughlin
President
Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.


      This letter has been prepared solely for the information of existing shareholders. This letter is not authorized for
                     distribution to prospective investors.

Mutual funds distributed by Phoenix Equity Planning Corporation.

              PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND, INC.

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                1 (800) 243-1574
                              --------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 12, 2000


To the Shareholders:

     A special meeting of shareholders of Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. (the "Fund") will be held at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301 on October 12, 2000 at 2:00 p.m., local time, for the following purposes:

     1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization which provides for the reorganization of the Fund into a series of a new Delaware business trust.

     2. To amend the fundamental investment restriction of the Fund regarding diversification.

     3. To amend the fundamental investment restriction of the Fund regarding concentration.

     4. To amend the fundamental investment restriction of the Fund regarding borrowing.

     5. To amend the fundamental investment restriction of the Fund regarding the issuance of senior securities.

     6. To amend the fundamental investment restriction of the Fund regarding underwriting.

     7. To amend the fundamental investment restriction of the Fund regarding investing in real estate.

     8. To amend the fundamental investment restriction of the Fund regarding investing in commodities.

     9. To amend the fundamental investment restriction of the Fund regarding lending.

     10. To eliminate the fundamental investment restriction of the Fund regarding investing in high yield-high risk securities.

     11. To eliminate the fundamental investment restriction of the Fund regarding the purchase of securities on margin.

     12. To eliminate the fundamental investment restriction of the Fund regarding making investments for the purpose of exercising control or management.

     13. To eliminate the fundamental investment restriction of the Fund regarding investing in real estate limited partnerships or in oil, gas or other mineral leases.

     14. To eliminate the fundamental investment restriction of the Fund regarding engaging in short sales.

     15. To eliminate the fundamental investment restriction regarding repurchase agreements and participations in loans.

     16. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

     You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on August 14, 2000.

     Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

         o By telephone, with a toll-free call to the number listed on the enclosed proxy card and following recorded instructions;

         o    By mail, with the enclosed proxy card and postage-paid envelope;
              or

         o    In person at the meeting.

     We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

         PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

                              By Order of the Board of Directors
                              of Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.,



                              G. JEFFREY BOHNE
                              Secretary

              PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND, INC.

                              --------------------

                                 PROXY STATEMENT
                              --------------------

                             MEETING OF SHAREHOLDERS

     This proxy statement is being furnished in connection with the solicitation by the Board of Directors of Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. (the "Fund") of proxies to be used at a meeting of the shareholders of the Fund and at any adjournment(s) thereof. The meeting will be held at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301 on October 12, 2000 at 2:00 p.m., local time.

     The purposes of the meeting are to consider a plan to reorganize the Fund from a Maryland corporation into a series of a new Delaware business trust (the "Delaware Trust") and to consider changes to the fundamental investment restrictions of the Fund. To accomplish the reorganization, the Delaware Trust has been formed and the Fund will be established (the "New Fund") as a series of the Delaware Trust. The shareholders of Phoenix-Goodwin Multi-Sector Short Term Bond Fund (the "Short Term Bond Fund"), another Phoenix Fund, are being asked to approve a reorganization of the Short Term Bond Fund as a series of the Delaware Trust. If the reorganizations of the Fund and the Short Term Bond Fund both occur, then the New Fund and the new fund resulting from the reorganization of the Short Term Bond Fund would each be separate series of the Delaware Trust. The New Fund will have the same classes of shares as the classes of the existing Fund. A form of the Agreement and Plan of Reorganization is attached as Appendix A.

     The proposed investment restriction changes will not affect the Fund's investment objective or principal investment strategy. The reorganization will not change the Fund's investment adviser, independent accountants or fiscal year. Each shareholder will own the same number of shares of the New Fund immediately after the reorganization as the number of Fund shares owned by the shareholder on the closing of the reorganization. The New Fund will offer the same shareholder services as the Fund. The New Fund will operate under the name "Phoenix-Goodwin Multi-Sector Fixed Income Fund."

     This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about August 24, 2000.

VOTING INFORMATION
     Shareholders of record of the Fund at the close of business on August 14, 2000 will be entitled to vote at the meeting or at any adjournments thereof. On that date, there were issued and outstanding 17,699,492.81 shares of the Fund.

      Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. The holders of a majority of the outstanding shares of the Fund entitled to vote shall constitute a quorum for the meeting. Shareholders of the Fund will vote separately on each proposal. A quorum being present, the approval of the reorganization proposal requires the affirmative vote of the holders of a majority of the shares of the Fund entitled to vote. The reorganization will not take place unless the Fund approves the reorganization proposal. If the reorganization is not approved by the Fund, the Fund will continue as a Maryland corporation and the Board of Directors of the Fund may consider other alternatives that it views as being in the best interests of the shareholders of the Fund. The approval of each change to a fundamental investment restriction by the Fund requires the vote of the lesser of (i) 67% or more of the eligible votes of the Fund present at the meeting if more than 50% of the eligible votes of the Fund are present in person or by proxy or (ii) more than 50% of the eligible votes of the Fund. For purposes of this proxy statement, the Investment Company Act of 1940, as amended (the "1940 Act") includes rules and regulations of the SEC issued under that Act. If shareholders do not approve the proposed change to a fundamental investment restriction, the existing restriction will remain in effect.

     For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposals to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposals.

     If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of any one or more of the proposals have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders.

     When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each proposal, unless directed to vote against the proposal, in which case such shares will be voted against the proposed adjournment with respect to that proposal.

     The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time and place, unless after the adjournment the Board of Directors shall fix a new record date for the adjourned meeting or the adjournment is for more than one hundred and twenty days after the original record date, notice of such adjourned meeting need not be given if the time and place to which the meeting shall be adjourned is announced at the meeting. At any adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to any one or more of the proposals, the shares will be voted in favor of each of such proposals for which instructions were not given. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Directors of the Fund is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES
     Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise by written notice of the proxy's revocation to the Secretary of the Fund at the above address prior to the meeting; by the subsequent execution and return of another proxy prior to the meeting; by submitting a subsequent telephone vote; or by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

SOLICITATION OF PROXIES
     In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. The Fund may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Fund for their reasonable expenses in sending proxy material to beneficial owners of shares of the Fund. The cost of the solicitation of proxies will be borne by the Fund. Certain solicitation costs will be directly attributable to the Fund or to one or more other Phoenix mutual funds soliciting shareholder approval at about the same time while other expenses of solicitation will not be directly attributable to any specific Phoenix mutual fund. Solicitation costs that are directly attributable to a particular Phoenix mutual fund will be borne by that mutual fund. All other solicitation expenses will be allocated pro rata based on the number of shareholder accounts of each Phoenix mutual fund. D.F. King and Co., Inc., a proxy solicitation firm, has been engaged by the Fund to act as solicitor and will receive fees estimated at $8,000.00, plus reimbursement of out-of-pocket expenses. The agreement with D.F. King provides that D.F. King will perform various proxy solicitation services in connection with the meeting, such as contacting shareholders and providing information with respect to matters to be considered at the meeting.

     If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this proxy statement or attend the meeting in person.

SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information as of July 25, 2000 with respect to each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of any class of shares of the Fund:

NAME OF SHAREHOLDER                               CLASS OF SHARES            PERCENTAGE OF CLASS        NUMBER OF SHARES
-------------------                               ---------------            -------------------        ----------------
MLPF&S                                                Class A                        3.20%                 338,141.995
For the Sole Benefit of its Customers                 Class B                       17.13%                1,153,558.488
Attn:  Fund Administration                            Class C                       14.87%                 91,984.584
4800 Deer Lake Drive East,  3rd FL
Jacksonville, FL  32246-6484

     On July 25, 2000, the Directors and officers as a group owned beneficially less than one percent of the Fund's outstanding shares.

     A COPY OF THE FUND'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 100 BRIGHT MEADOW BOULEVARD, P.O. BOX 2200, ENFIELD, CONNECTICUT 06083-2200. SHAREHOLDERS MAY ALSO CALL PHOENIX EQUITY PLANNING CORPORATION TOLL-FREE AT (800) 243-4361.

                                   PROPOSAL 1

               TO REORGANIZE THE FUND AS A DELAWARE BUSINESS TRUST


     The Board of Directors has proposed that the shareholders of the Fund approve the reorganization of the Fund in accordance with the form of the Agreement and Plan of Reorganization attached to this proxy statement as Appendix A and as described in detail in this proxy statement.

REASONS FOR THE PROPOSED REORGANIZATION
     The reorganization is one of a series of proposed transactions in which mutual funds managed by Phoenix Investment Counsel, Inc. ("Phoenix") and its affiliates (the "Phoenix Funds") would be reorganized as series of newly created Delaware business trusts. Each such trust would have a substantially similar trust instrument and common fundamental investment restrictions. Because many of these funds began operations outside of the Phoenix organization, they have a variety of different domiciles, business forms, charter provisions and fundamental investment restrictions. Management believes that further integrating all of the Phoenix Funds by adopting a single business form, domicile, form of charter and fundamental investment restrictions offers the opportunity for operational efficiencies that will benefit all shareholders.

     In recent years, many mutual funds have reorganized as Delaware business trusts. The Directors believe that the proposed Delaware business trust form provides the most flexible and cost efficient method of providing different investment vehicles to present and prospective shareholders. Phoenix believes that the use of a common form of organization will help in the administration of the Fund. Delaware law offers a mutual fund certain advantages compared with Maryland law. A Maryland corporation is subject to the legal requirements imposed by Maryland corporate law. A Delaware business trust is subject to fewer statutory requirements.

     It is anticipated that under the Delaware trust instrument, the Delaware Trust will be required to have fewer shareholder meetings, potentially further reducing costs. Delaware law affords to trustees the ability to adapt the Delaware Trust to future contingencies; for example, the Trustees will have the power to amend the Delaware trust instrument, merge or consolidate the New Fund with another entity and to change the Delaware Trust's domicile, in each case without a shareholder vote. Any exercise of this authority by the Trustees will be subject to applicable federal law. Although the Trustees will have the authority to take these actions in the future without a shareholder vote, they are not required to do so, and may determine that it is appropriate to submit one or more of these actions to the shareholders for approval. The flexibility under the Delaware trust instrument should help to assure that the Delaware Trust always operates under the most advanced form of organization, and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues. For a more detailed comparison of the Fund's current Maryland Articles of Incorporation and the proposed Delaware trust instrument, see "Certain Comparative Information about the Fund and the Delaware Trust" on page 6.

THE AGREEMENT AND PLAN OF REORGANIZATION
     The reorganization will consist of several steps that will occur on a closing date following shareholder approval. First, the Fund will transfer all of its assets to the New Fund in exchange solely for all of the shares of the New Fund. The New Fund will also assume all of the liabilities of the Fund. Immediately thereafter, the Fund will liquidate and distribute shares of the New Fund to its shareholders in exchange for their shares of the Fund. This will be accomplished by opening an account on the books of the New Fund in the name of each shareholder of record of the Fund and by crediting to each account the shares due in the reorganization. Every shareholder will own the same number of shares of the corresponding class of the New Fund as the number of Fund shares held by the shareholder in each class of the Fund immediately before the reorganization.

     The reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Directors. The significant conditions which may not be waived include: (a) the receipt by the Fund and the Delaware Trust of an opinion of counsel as to certain federal income tax aspects of the reorganization and (b) the approval of the reorganization agreement by the shareholders of the Fund. The reorganization of the Fund may occur even if the reorganization of the Short Term Bond Fund is not approved by shareholders of that fund. If that occurs, the New Fund would be the sole series of the Delaware Trust following the reorganization. The reorganization agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Fund prior to the closing date, by the Board of Directors. In addition, the reorganization agreement may be amended by the Board of Directors. However, the reorganization agreement may not be amended subsequent to the shareholders' meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Fund without shareholder approval.

     The closing of the reorganization is scheduled to occur on the second Friday after the conditions to closing set forth in the reorganization agreement are satisfied or waived. Phoenix currently anticipates that the closing will occur on or about October 27, 2000.

     The reorganization agreement authorizes the Fund, as the sole shareholder of the New Fund prior to the distribution of shares of the New Fund to Fund shareholders, to:

     o   elect trustees of the Delaware Trust;

     o   approve an investment management agreement with Phoenix; and

     o ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the New Fund.

     As soon as practicable after the closing of the reorganization, the Directors intend to take all appropriate and necessary action to liquidate and dissolve the Fund under the laws of the State of Maryland.

MANAGEMENT AND OTHER SERVICE PROVIDERS
     Phoenix, the current adviser of the Fund, will continue to serve as investment adviser to the New Fund following the reorganization. The reorganization agreement authorizes the Fund, while it is the sole shareholder of the New Fund, to approve a new advisory agreement with Phoenix that is substantially identical to the current agreement. The rate of advisory fees payable to Phoenix under the new advisory agreement will be the same as under the current agreement.

     Phoenix acts as the investment adviser for 14 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds, and as adviser to institutional clients. Phoenix has acted as an investment adviser for over sixty years. As of December 31, 1999, Phoenix had approximately $25.7 billion in assets under management.

     All of the outstanding stock of Phoenix is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a New York Stock Exchange traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. Phoenix Home Life Mutual Insurance Company of Hartford, Connecticut is a majority shareholder of PXP.

     As compensation for its services, Phoenix receives a fee from the Fund, which is accrued daily against the value of the Fund's net assets equal to 0.55% of the Fund's average daily net assets up to $1 billion, 0.50% of the Fund's average daily net assets from $1 billion to $2 billion and 0.45% of the Fund's average daily net assets in excess of $2 billion.

     The current advisory agreement with Phoenix was last approved by the Board of Directors on November 19, 1999. The advisory agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the adviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

     PricewaterhouseCoopers LLP currently serves as the Fund's independent accountants and will also serve as independent accountants for the New Fund. The reorganization agreement authorizes the Fund, while it is the sole shareholder of the New Fund, to ratify the selection of PricewaterhouseCoopers LLP as the New Fund's independent accountants. State Street Bank and Trust Company will continue to serve as custodian of the Fund's assets following the reorganization. Equity Planning will continue to serve as transfer agent following the reorganization.

FISCAL YEAR
      The Fund currently operates on a fiscal year ending October 31. Following the reorganization, the New Fund will also operate on a fiscal year ending October 31.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGY AND FUNDAMENTAL
INVESTMENT RESTRICTIONS
       The investment objective and principal investment strategy of the New Fund will be identical to the investment objective and principal investment strategy of the Fund. The fundamental investment restrictions of the New Fund will be identical to the fundamental investment restrictions of the Fund immediately prior to the reorganization. The fundamental investment restrictions will reflect any changes that are approved by shareholders pursuant to proposals 2-15.

FEDERAL INCOME TAX CONSEQUENCES
      As a condition to the reorganization, the Fund will receive a tax opinion from its special counsel, Goodwin, Procter & Hoar LLP. The tax opinion will provide that, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

      o the transfer of all of the assets of the Fund solely in exchange for shares of the New Fund and the assumption by the New Fund of all known liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; the New Fund and the Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

      o no gain or loss will be recognized by the Fund on the transfer of the assets of the Fund to the New Fund in exchange for New Fund shares and the assumption by the New Fund of all known liabilities of the Fund or upon the distribution of New Fund shares to the Fund shareholders in exchange for their shares of the Fund;

      o the tax basis of the Fund's assets acquired by the New Fund will be the same to the New Fund as the tax basis of such assets to the Fund immediately prior to the reorganization, and the holding period of the assets of the Fund in the hands of the New Fund will include the period during which those assets were held by the Fund;

      o no gain or loss will be recognized by the New Fund upon the receipt of the assets of the Fund solely in exchange for the New Fund shares and the assumption by the New Fund of all known liabilities of the Fund;

      o no gain or loss will be recognized by shareholders of the Fund upon the receipt of shares of the New Fund by such shareholders, provided such shareholders receive solely New Fund shares (including fractional shares) in exchange for their Fund shares; and

      o the aggregate tax basis of the New Fund shares, including any fractional shares, received by each shareholder of the Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the reorganization, and the holding period of the New Fund shares, including fractional shares, to be received by each shareholder of the Fund will include the period during which the Fund shares exchanged therefore were held by such shareholder (provided that the Fund shares were held as a capital asset on the date of the reorganization).

     The Fund has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of the Fund in exchange for New Fund shares, the assumption by the New Fund of all known liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund do not constitute a "reorganization" within the meaning of

Section 368(a) of the Code, each Fund shareholder generally will recognize gain or loss equal to the difference between the value of New Fund shares such shareholder acquires and the tax basis of such shareholder's Fund shares.

     Shareholders of the Fund should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the Fund should also consult tax advisers as to state and local tax consequences, if any, of the reorganization.

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS
     The distribution arrangements of the New Fund will be the same as those of the Fund. The Fund currently offers Class A, Class B and Class C shares. In the proposed reorganization, shareholders will receive the corresponding class of shares of the New Fund in exchange for their shares in the Fund. The reorganization will be effected at net asset value. No sales charge will be imposed in connection with the reorganization. For purposes of calculating the contingent deferred sales charges that shareholders may pay when disposing of any shares of the New Fund subject to a contingent deferred sales charge, the length of time the shareholder holds shares in the New Fund will be added to the length of time the shareholder held the shares in the Fund. Holders of shares subject to a contingent deferred sales charge will continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if the shareholder had continued to hold shares of the Fund.

     Equity Planning serves as the distributor of shares for the Fund and will also be the distributor of the New Fund. The Delaware Trust will adopt distribution plans under Rule 12b-1 of the 1940 Act for each class of shares relating to the sale and promotion of shares of the New Fund and the furnishing of shareholder services that are substantially identical to the existing distribution plans for the Fund.

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES
     The New Fund will offer the same shareholder services as the Fund, including a Systematic Withdrawal Program, telephone exchanges, telephone redemptions and access to the Investo-Matic Program, an automatic investment program.

     You may exchange shares for another Phoenix Fund in the same class of shares; e.g., Class A for Class A. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

     Shares of the New Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. In the case of redemption of shares subject to a contingent deferred sales charge, investors will be subject to the applicable determined deferred sales charges, if any, for such shares. Payment of redemption proceeds for redeemed New Fund shares will be made within seven days after receipt of a redemption request in proper form and documentation.

DIVIDENDS AND DISTRIBUTIONS
     The New Fund will have the same dividend and distribution policy as the Fund. After the closing of the reorganization, Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the New Fund. Shareholders who currently have capital gains reinvested will continue to have capital gains reinvested in the New Fund.

     CERTAIN COMPARATIVE INFORMATION ABOUT THE FUND AND THE DELAWARE TRUST The following is a summary of certain differences between and among the articles of incorporation and by-laws of the Fund and the trust instrument and by-laws of the Delaware Trust. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Articles of Incorporation and by-laws of the Fund and of the trust instrument and by-laws of the Delaware Trust are available to shareholders without charge upon written request.

     General. The Fund was organized as a Maryland corporation in September 1989. The Fund is currently governed by its Articles of Incorporation dated September 31, 1989, as amended, and by its By-laws, as amended (collectively, the "Maryland Charter"). As a Maryland corporation, the Fund's operations are currently governed by the Maryland Charter and applicable federal and Maryland law. The Delaware Trust was organized as a Delaware business trust in August 2000. As a Delaware business trust, the Delaware Trust's operations will be governed by an Agreement and Declaration of Trust (the "Delaware Trust Instrument") and applicable federal and Delaware law. If the shareholders of the Fund and the shareholders of the Short Term Bond Fund each approve the reorganization of their respective fund, then the New Fund and the new fund resulting from the reorganization of the Short Term Bond Fund will each be a series of the Delaware Trust.

     Under the Delaware Trust Instrument, the Trustees of the Delaware Trust will have more flexibility than they currently have as Directors of the Fund and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the New Fund to operate in a more efficient and economical manner. The Directors' fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the reorganization.

     Term of Trustees. The term of office of a Trustee of the Delaware Trust is unlimited in duration unless the Trustees themselves adopt a limited term. A person serving as Trustee will continue as Trustee until the person resigns, dies or is removed from office. Under the Delaware Trust Instrument, a Trustee may be removed with or without cause at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the Trust or by a vote of two-thirds of the number of Trustees prior to such removal. Under Maryland law, Directors remain in office until they either resign or are removed. Directors may be removed with or without cause, by a vote of a majority of all the votes entitled to be cast. Maryland law does not permit Directors to remove other Directors.

     Liability of Trustees and Officers. Under Maryland law, the charter of a corporation may include provisions limiting the liability of its directors and officers to the corporation, subject to certain exceptions. The Maryland Charter does not currently contain any such provision. A Trustee of the Delaware Trust will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Under both the Maryland Charter and the Delaware Trust, Directors/Trustees and officers will be indemnified by the respective entity for the expenses of litigation against them unless it is determined that his or her conduct constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Maryland law also provides that a Director will not be entitled to indemnification if his or her act or omission was material to the matter giving rise to the proceeding and the Director actually received an improper personal benefit, or, in the case of any criminal proceeding, the Director had reasonable cause to believe that the act or omission was unlawful.

     Issuance of Shares. The Delaware Trust is authorized to issue an unlimited number of shares of beneficial interests of one or more series or classes. The Fund is authorized to issue only the number of shares of common stock specified in the Maryland Charter. In order to increase the number of authorized shares, the Board of Directors must approve the increase and the Fund must make a filing with the State of Maryland.

     Shareholder Liability. Under Maryland law, shareholders of a fund organized as a Maryland corporation generally have no personal liability for the Fund's obligations. Shareholders of a Delaware business trust generally have the same protection from personal liability that they would have as shareholders of a Maryland corporation.

     Shareholder Voting. The voting rights of shareholders of the Fund are based on the number of shares the shareholder owns. Each holder of a share of the Fund is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share. As a shareholder of the Delaware Trust, voting rights will be dollar-based. Each shareholder will have one vote for each dollar of net asset value held by the shareholder regardless of the number of shares held. Under dollar-based voting rights, a shareholder's voting power will be in direct proportion to the shareholder's investment in the Delaware Trust. Therefore, on matters affecting the New Fund as a whole, where each class of the New Fund is required to vote together on an issue, shareholders who own shares of a class with a higher net asset value would have more voting power than they currently have relative to shareholders who own shares of a class with a lower net asset value. On matters where only shareholders of a single class vote on an issue, all shareholders of the class would have the same voting rights since the net asset value is the same for all shares in a single class. In addition, if the Short Term Bond Fund becomes a series of the Delaware Trust, the shareholders of the new fund resulting from the reorganization of the Short Term Bond Fund will be entitled to vote together with the shareholders of the New Fund on matters that are voted upon on a trust-wide basis by shareholders. In that case, shareholders of the series with a higher net asset value would have relatively greater voting power. The following table shows the number of issued and outstanding shares and the net asset value for each class of the Fund and of the Short Term Bond Fund as of August 14, 2000:

FIXED INCOME FUND
 ------------------------- ----------------------------- -----------------------
                                OUTSTANDING SHARES            NET ASSET VALUE
 ------------------------- ----------------------------- -----------------------
 Class A                          5,259,359.363                    4.53
 ------------------------- ----------------------------- -----------------------
 Class B                          2,091,854.807                    4.51
 ------------------------- ----------------------------- -----------------------
 Class C                          1,517,544.472                    4.52
 ------------------------- ----------------------------- -----------------------

SHORT TERM BOND FUND
 ------------------------- ----------------------------- -----------------------
                                OUTSTANDING SHARES            NET ASSET VALUE
 ------------------------- ----------------------------- -----------------------
 Class A                          10,469,266.935                  10.89
 ------------------------- ----------------------------- -----------------------
 Class B                           6,610,279.591                  10.87
 ------------------------- ----------------------------- -----------------------
 Class C                             619,946.284                  10.91
 ------------------------- ----------------------------- -----------------------

     Shareholder Meetings. Under Maryland law, a corporation registered under the 1940 Act is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. Maryland law does, however, provide that special meetings of a Maryland corporation may be called upon the written request of shareholders owning at least 25% of the outstanding shares. The Delaware Trust is not required to hold annual shareholder meetings, and the Delaware Trust Instrument does not specifically authorize shareholders to call a special meeting. However, under the 1940 Act, shareholders owning at least 10% of the outstanding shares of the Delaware Trust may by written request call a special meeting of shareholders of the Delaware Trust for the purpose of removing a Trustee.

     Reorganization/Combination Transactions. Under the Delaware Trust Instrument, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of the New Fund or the Delaware Trust with another trust, series or other business organization without shareholder approval. Maryland law requires a shareholder vote for a merger, consolidation, share exchange or transfer of assets of the Fund.

     Classification or Reclassification of Shares. The Delaware Trust allows the Trustees to classify or re-classify any issued shares into shares of one or more series or classes without obtaining any shareholder approval. While the Directors of a Maryland corporation are permitted to classify or reclassify unissued shares without shareholder approval, the classification or reclassification of issued shares currently requires the approval of shareholders.

     Termination of Trust or a Fund. Under the Delaware Trust Instrument, the Delaware Trust may be terminated at any time by the Trustees alone, upon written notice to the shareholders, or by vote of a majority of the shares of the Delaware Trust. The New Fund or a class thereof may be terminated at any time by a vote of a majority of the shares of the New Fund or class or by the Trustees by written notice to the shareholders of the New Fund or class. As a Maryland corporation, a shareholder vote is required in order to dissolve the Fund.

     Amendment of Charter Document. Under the Delaware Trust Instrument, the Trustees may generally restate, amend or otherwise supplement the Delaware Trust Instrument without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' liability or indemnity rights). Under Maryland law, a shareholder vote is required to amend the Maryland Charter, except for certain minor changes in the name of the Fund.

CERTAIN INFORMATION REGARDING THE DIRECTORS
     Federal securities laws require that at least one-half of the Directors of the Fund and, following the reorganization, Trustees of the Delaware Trust, be elected by shareholders. The Fund currently meets this standard. Rather than call another shareholder meeting to vote on Trustees after the reorganization, the reorganization agreement authorizes the Fund, while it is the sole shareholder of the New Fund, to elect the then current Directors of the Fund, except for Calvin J. Pedersen, as the Trustees of the Delaware Trust.

     Information on the individuals that will serve as the Trustees and officers of the Delaware Trust and their business affiliations for the past five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480. Trustees whose names are preceded by an asterisk will be "interested persons" of the Delaware Trust (as defined in the 1940 Act).

-------------------------------------- ------------------ ---------------------------------------------------------------
                                       POSITIONS HELD
NAME, ADDRESS AND AGE                  WITH THE FUND      PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
-------------------------------------- ------------------ ---------------------------------------------------------------
Robert Chesek (66)                     Director           Trustee/Director (1981-present) and Chairman (1989-1994),
49 Old Post Road                                          Phoenix Funds. Trustee, Phoenix-Aberdeen Series Fund, Phoenix
Wethersfield, CT 06109                                    Duff & Phelps Institutional Mutual Funds (1996-present) and
                                                          Phoenix-Seneca Funds (2000-present).
-------------------------------------- ------------------ ---------------------------------------------------------------
E. Virgil Conway (71)                  Director           Chairman, Metropolitan Transportation Authority
9 Rittenhouse Road                                        (1992-present). Trustee/Director, Consolidated Edison Company
Bronxville, NY 10708                                      of New York, Inc. (1970-present), Pace University
                                                          (1978-present), Atlantic Mutual Insurance Company
                                                          (1974-present), HRE Properties (1989-present), Greater New
                                                          York Councils, Boy Scouts of America (1985-present), Union
                                                          Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                          Securities Fund (Advisory Director) (1990-present),
                                                          Centennial Insurance Company (1974-present), Josiah Macy,
                                                          Jr., Foundation (1975-present), The Harlem Youth Development
                                                          Foundation (1987-present). Chairman, Accuhealth
                                                          (1994-present), Trism, Inc. (1994-present), Realty Foundation of New York (1972-present), and New York Housing Partnership
                                                          Development Corp. (1985-present). Vice Chairman, Academy of
                                                          Political Science (1985-present). Director/Trustee, Phoenix
                                                          Funds (1993-present). Trustee, Phoenix-Aberdeen Series Fund,
                                                          Phoenix Duff & Phelps Institutional Mutual Funds
                                                          (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                          Director, Duff & Phelps Utilities Tax-Free Income Inc. and
                                                          Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                          (1995-present). Chairman/Member, Audit Committee of the City of New York (1981-1996). Advisory Director, Blackrock Fannie
                                                          Mae Mortgage Securities Fund (1989-1996) and Fund Directions
                                                          (1993-1998). Chairman, Financial Accounting Standards
                                                          Advisory Council (1992-1995).
-------------------------------------- ------------------ ---------------------------------------------------------------
Harry Dalzell-Payne (71)               Director           Director/Trustee, Phoenix Funds (1993-present). Trustee,
The Flat                                                  Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
Elmore Court                                              Institutional Mutual Funds (1996-present) and Phoenix-Seneca
Elmore, GLOS GL2 6NT, UK                                  Funds (1999-present). Director, Duff & Phelps Utilities
                                                          Tax-Free Income Inc. and Duff & Phelps Utility and Corporate
                                                          Bond Trust Inc. (1995-present). Formerly a Major General of the British Army.
-------------------------------------- ------------------ ---------------------------------------------------------------
*Francis E. Jeffries (69)              Director           Director/Trustee, Phoenix Funds (1995-present). Trustee,
 8477 Bay Colony Dr.                                      Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
 Apt. 902                                                 Institutional Mutual Funds (1996-present) and Phoenix-Seneca
 Naples, FL 34108                                         Funds (2000-present). Director, Duff & Phelps Utilities
                                                          Income Inc. (1987-present), Duff & Phelps Utilities Tax-Free
                                                          Income Inc. (1991-present) and Duff & Phelps Utility and
                                                          Corporate Bond Trust Inc. (1993-present). Director, The
                                                          Empire District Electric Company (1984-present). Director
                                                          (1989-1997), Chairman of the Board (1993-1997), President
                                                          (1989-1993), and Chief Executive Officer (1989-1995), Phoenix
                                                          Investment Partners, Ltd.
-------------------------------------- ------------------ ---------------------------------------------------------------

-------------------------------------- ------------------ ---------------------------------------------------------------
                                       POSITIONS HELD
NAME, ADDRESS AND AGE                  WITH THE FUND      PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
-------------------------------------- ------------------ ---------------------------------------------------------------
Leroy Keith, Jr. (61)                  Director           Chairman (1995-present) and Chief Executive Officer
Chairman                                                  (1995-1999), Carson Products Company. Director/Trustee,
Carson Products Company                                   Phoenix Funds (1980-present). Trustee, Phoenix-Aberdeen
64 Ross Road                                              Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds
Savannah, GA 30750                                        (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                          Director, Equifax Corp. (1991-present) and Evergreen
                                                          International Fund, Inc. (1989-present). Trustee, Evergreen
                                                          Liquid Trust, Evergreen Tax Exempt Trust, Evergreen Tax Free
                                                          Fund, Master Reserves Tax Free Trust, and Master Reserves
                                                          Trust.
-------------------------------------- ------------------ ---------------------------------------------------------------
*Philip R. McLoughlin (53)             Director and       Chairman (1997-present), Director (1995-present), Vice
                                       President          Chairman (1995-1997) and Chief Executive Officer
                                                          (1995-present), Phoenix Investment Partners, Ltd. Director
                                                          (1994-present) and Executive Vice President, Investments
                                                          (1988-present), Phoenix Home Life Mutual Insurance Company.
                                                          Director/Trustee and President, Phoenix Funds (1989-present).
                                                          Trustee and President, Phoenix-Aberdeen Series Fund and
                                                          Phoenix Duff & Phelps Institutional Mutual Funds
                                                          (1996-present). Director, Duff & Phelps Utilities Tax-Free
                                                          Income Inc. (1995-present) and Duff & Phelps Utility and
                                                          Corporate Bond Trust Inc. (1995-present). Trustee,
                                                          Phoenix-Seneca Funds (1999-present). Director (1983-present)
                                                          and Chairman (1995-present), Phoenix Investment Counsel, Inc.
                                                          Director (1984-present) and President (1990-1999), Phoenix
                                                          Equity Planning Corporation. Chairman and Chief Executive
                                                          Officer, Phoenix/Zweig Advisers LLC (1999-present). Director,
                                                          PXRE Corporation (Delaware) (1985-present) and World Trust
                                                          Fund (1991-present). Director and Executive Vice President,
                                                          Phoenix Life and Annuity Company (1996-present). Director and
                                                          Executive Vice President, PHL Variable Insurance Company
                                                          (1995-present). Director, Phoenix Charter Oak Trust Company
                                                          (1996-present). Director and Vice President, PM Holdings,
                                                          Inc. (1985-present). Director (1992-present) and President
                                                          (1992-1994), W.S. Griffith & Co., Inc. Director, PHL
                                                          Associates, Inc. (1995-present).
-------------------------------------- ------------------ ---------------------------------------------------------------
Everett L. Morris (72)                 Director           Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                            Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, NJ 07722                                      Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
                                                          Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                          Funds (2000-present). Director, Duff & Phelps Utilities
                                                          Tax-Free Income Inc. (1991-present) and Duff & Phelps Utility and Corporate Bond Trust Inc. (1993-present).
-------------------------------------- ------------------ ---------------------------------------------------------------

-------------------------------------- ------------------ ---------------------------------------------------------------
                                       POSITIONS HELD
NAME, ADDRESS AND AGE                  WITH THE FUND      PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
-------------------------------------- ------------------ ---------------------------------------------------------------
*James M. Oates (54)                   Director           Chairman, IBEX Capital Markets, Inc. (formerly, IBEX Capital
 Managing Director                                        Markets LLC) (1997-present). Managing Director, Wydown Group
 The Wydown Group                                         (1994-present). Director, Phoenix Investment Partners, Ltd.
 IBEX Capital Markets, Inc.                               (1995-present). Director/Trustee, Phoenix Funds
 60 State Street                                          (1987-present). Trustee, Phoenix-Aberdeen Series Fund,
 Suite 950                                                Phoenix Duff & Phelps Institutional Mutual Funds
 Boston, MA 02109                                         (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                          Director, AIB Govett Funds (1991-present), Investors
                                                          Financial Service Corporation (1995-present), Investors Bank
                                                          & Trust Corporation (1995-present), Plymouth Rubber Co.
                                                          (1995-present), Stifel Financial (1996-present), Command
                                                          Systems, Inc. (1998-present), Connecticut River Bancorp
                                                          (1998-present) and Endowment for Health (1999-present). Vice
                                                          Chairman, Massachusetts Housing-Partnership (1998-2000).
                                                          Director, Blue Cross and Blue Shield of New Hampshire
                                                          (1994-1999).
-------------------------------------- ------------------ ---------------------------------------------------------------
Herbert Roth, Jr. (71)                 Director           Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                           Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
P.O. Box 909                                              Institutional Mutual Funds (1996-present) and Phoenix-Seneca
Sherborn, MA 01770                                        Funds (2000-present). Director, Boston Edison Company
                                                          (1978-present), Landauer, Inc. (medical services)
                                                          (1970-present), Tech Ops./Sevcon, Inc. (electronic
                                                          controllers) (1987-present), and Mark IV Industries
                                                          (diversified manufacturer) (1985-present). Member, Directors
                                                          Advisory Council, Phoenix Home Life Mutual Insurance Company
                                                          (1998-present). Director, Phoenix Home Life Mutual Insurance
                                                          Company (1972-1998).
-------------------------------------- ------------------ ---------------------------------------------------------------
Richard E. Segerson (54)               Director           Managing Director, Northway Management Company
102 Valley Road                                           (1998-present). Director/Trustee, Phoenix Funds
New Canaan, CT 07840                                      (1993-present). Trustee, Phoenix-Aberdeen Series Fund,
                                                          Phoenix Duff & Phelps Institutional Mutual Funds
                                                          (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                          Managing Director, Mullin Associates (1993-1998).
-------------------------------------- ------------------ ---------------------------------------------------------------
Lowell P. Weicker, Jr. (69)            Director           Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                           Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
Greenwich, CT 06830                                       Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                          Funds (2000-present). Director, UST Inc. (1995-present), HPSC
                                                          Inc. (1995-present), Burroughs Wellcome Fund (1996-present)
                                                          and Compuware (1996-present). Visiting Professor, University of Virginia (1997-present). Director, Duty Free
                                                          International, Inc. (1997). Chairman, Dresing, Lierman,
                                                          Weicker (1995-1996). Governor of the State of Connecticut
                                                          (1991-1995).
-------------------------------------- ------------------ ---------------------------------------------------------------

-------------------------------------- ------------------ ---------------------------------------------------------------
                                       POSITIONS HELD
NAME, ADDRESS AND AGE                  WITH THE FUND      PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
-------------------------------------- ------------------ ---------------------------------------------------------------
Michael E. Haylon (42)                 Executive          Director and Executive Vice President, Investments, Phoenix
                                       Vice               Investment Partners, Ltd. (1995-present). Director
                                       President          (1994-present), President (1995-present), Executive Vice
                                                          President (1994-1995), Vice President (1991-1994), Phoenix
                                                          Investment Counsel, Inc. Director, Phoenix Equity Planning
                                                          Corporation (1995-present). Executive Vice President, Phoenix
                                                          Funds (1993-present), Phoenix-Aberdeen Series Fund
                                                          (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                          Executive Vice President (1997-present), Vice President
                                                          (1996-1997), Phoenix Duff & Phelps Institutional Mutual
                                                          Funds. Senior Vice President, Securities Investments, Phoenix
                                                          Home Life Mutual Insurance Company (1993-1995).
-------------------------------------- ------------------ ---------------------------------------------------------------
John F. Sharry (48)                    Executive          President, Retail Division (1999-present), Executive Vice
                                       Vice               President, Retail Division (1997-1999), Phoenix Investment
                                       President          Partners, Ltd. Managing Director, Retail Distribution,
                                                          Phoenix Equity Planning Corporation (1995-present). Executive
                                                          Vice President, Phoenix Funds (1998-present),
                                                          Phoenix-Aberdeen Series Funds (1998-present) and
                                                          Phoenix-Seneca Funds (2000-present).  Managing Director,
                                                          Director and National Sales Manager, Putnam Mutual Funds
                                                          (1992-1995).
-------------------------------------- ------------------ ---------------------------------------------------------------
James D. Wehr (43)                     Senior Vice        Senior Vice President (1998-present), Managing Director,
                                       President          Fixed Income (1996-1998), Vice President (1991-1996), Phoenix
                                                          Investment Counsel, Inc. Senior Vice President
                                                          (1997-present), Vice President (1988-1997), Phoenix
                                                          Multi-Portfolio Fund; Senior Vice President (1997-present),
                                                          Vice President (1990-1997), Phoenix Series Fund; Senior Vice
                                                          President (1997-present), Vice President (1993-1997),
                                                          Phoenix-Goodwin California Tax Exempt Bonds, Inc., and Senior
                                                          Vice President (1997-present), Vice President (1996-1997),
                                                          Phoenix Duff & Phelps Institutional Mutual Funds. Senior Vice
                                                          President, Phoenix-Goodwin Multi-Sector Fixed Income Fund,
                                                          Inc., Phoenix-Goodwin Multi-Sector Short Term Bond Fund,
                                                          Phoenix-Oakhurst Income & Growth Fund and Phoenix-Oakhurst
                                                          Strategic Allocation Fund, Inc. (1997-present). Managing
                                                          Director, Public Fixed Income, Phoenix Home Life Insurance
                                                          Company (1991-1995).
-------------------------------------- ------------------ ---------------------------------------------------------------
David L. Albrycht (38)                 Vice President     Managing Director, Fixed Income (1996-present), Vice
                                                          President (1995-1996), Phoenix Investment Counsel, Inc. Vice
                                                          President, Phoenix Multi-Portfolio Fund (1993-present),
                                                          Phoenix-Goodwin Multi-Sector Short Term Bond Fund
                                                          (1993-present), Phoenix-Goodwin Multi-Sector Fixed Income
                                                          Fund, Inc. (1994-present).  Portfolio Manager, Phoenix Home
                                                          Life Mutual Insurance Company (1989-1995).
-------------------------------------- ------------------ ---------------------------------------------------------------

-------------------------------------- ------------------ ---------------------------------------------------------------
                                       POSITIONS HELD
NAME, ADDRESS AND AGE                  WITH THE FUND      PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
-------------------------------------- ------------------ ---------------------------------------------------------------
Robert Driessen (52)                   Vice President     Vice President and Compliance Officer, Phoenix Investment
                                       and                Partners, Ltd. (1999-present) and Phoenix Investment Counsel,
                                       Assistant          Inc. (1999-present).  Vice President, Phoenix Funds,
                                       Secretary          Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
                                                          Institutional Mutual Funds (1999-present) and Phoenix-Seneca
                                                          Funds (2000-present). Compliance Officer (2000-present) and
                                                          Associate Compliance Officer (1999), PXP Securities
                                                          Corporation. Vice President, Risk Management Liaison, Bank of
                                                          America (1996-1999). Vice President, Securities Compliance,
                                                          The Prudential Insurance Company of America (1993-1996).
                                                          Branch Chief/Financial Analyst, Securities and Exchange
                                                          Commission, Division of Investment Management (1972-1993).
-------------------------------------- ------------------ ---------------------------------------------------------------
William R. Moyer (55)                  Vice               Executive Vice President and Chief Financial Officer
100 Bright Meadow Blvd.                President          (1999-present), Senior Vice President and Chief Financial
P.O. Box 2200                                             Officer (1995-1999), Phoenix Investment Partners, Ltd.
Enfield, CT 06083-2200                                    (1995-present). Senior Vice President (1990-present), Chief
                                                          Financial Officer (1996-present), Finance (until 1996), and
                                                          Treasurer (1998-present and 1994-1996), Phoenix Equity
                                                          Planning Corporation. Director (1998-present), Senior Vice
                                                          President (1990-present), Chief Financial Officer
                                                          (1996-present) and Treasurer (1994-present), Phoenix
                                                          Investment Counsel, Inc. Treasurer (1999-present), Vice
                                                          President and Chief Financial Officer, Duff & Phelps
                                                          Investment Management Co. (1996-1999). Vice President,
                                                          Phoenix Funds (1990-present), Phoenix Duff & Phelps
                                                          Institutional Mutual Funds (1996-present) and
                                                          Phoenix-Aberdeen Series Fund (1996-present).  Executive Vice
                                                          President, Phoenix-Seneca Funds (2000-present).  Vice
                                                          President, Investment Products Finance, Phoenix Home Life
                                                          Mutual Insurance Company (1990-1995). Senior Vice President,
                                                          Chief Financial Officer, W.S. Griffith & Co., Inc.
                                                          (1992-1995) and Townsend Financial Advisers, Inc. (1993-1995).
-------------------------------------- ------------------ ---------------------------------------------------------------
Nancy G. Curtiss (47)                  Treasurer          Treasurer, Phoenix Funds (1994-present), Phoenix Duff &
                                                          Phelps Institutional Mutual Funds (1996-present),
                                                          Phoenix-Aberdeen Series Fund (1996-present) and
                                                          Phoenix-Seneca Funds (2000-present). Vice President, Fund
                                                          Accounting (1994-2000) and Treasurer (1996-2000), Phoenix
                                                          Equity Planning Corporation. Second Vice President and
                                                          Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                                          Insurance Company (1994-1995). Various positions with Phoenix
                                                          Home Life Insurance Company (1987-1994).
-------------------------------------- ------------------ ---------------------------------------------------------------

-------------------------------------- ------------------ ---------------------------------------------------------------
                                       POSITIONS HELD
NAME, ADDRESS AND AGE                  WITH THE FUND      PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
-------------------------------------- ------------------ ---------------------------------------------------------------
G. Jeffrey Bohne (52)                  Secretary          Vice President and General Manager, Phoenix Home Life Mutual
101 Munson Street                                         Insurance Co. (1993-present). Senior Vice President
Greenfield, MA 01301                                      (1999-present), Vice President, Mutual Fund Customer Service
                                                          (1996-1999), Vice President, Transfer Agent Operations
                                                          (1993-1996), Phoenix Equity Planning Corporation.
                                                          Secretary/Clerk, Phoenix Funds (1993-present), Phoenix Duff
                                                          & Phelps Institutional Mutual Funds (1996-present),
                                                          Phoenix-Aberdeen Series Fund (1996-present) and
                                                          Phoenix-Seneca Funds (2000-present). Vice President, Home Life of New York Insurance Company (1984-1992).
-------------------------------------- ------------------ ---------------------------------------------------------------

     For services rendered to the Fund for the fiscal year ended October 31, 1999, the Directors received aggregate remuneration of $12,865. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Director who is not a full-time employee of Phoenix or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Director who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Director who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Director who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Directors. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Costs are allocated equally to each of the series and funds within the fund complex. Officers and employees of Phoenix who are interested persons are compensated by Phoenix and receive no compensation from the Fund.

CURRENT BOARD COMMITTEES AND MEETINGS
     The Board of Directors has an Audit Committee and a Nominating Committee. The Audit Committee of the Fund consists of four of the Directors who are not interested persons of the Fund (i.e., the "Independent Directors"). The Audit Committee meets with the Fund's auditors to review the scope of the auditing procedures, the adequacy of internal controls, compliance by the Fund with the accounting, record keeping and financial reporting requirements of the 1940 Act, and the possible effect on Fund operations of any new or proposed tax or other regulations applicable to investment companies. The Audit Committee makes an annual recommendation concerning the appointment of auditors and reviews and recommends policies and practices relating to principles to be followed in the conduct of Fund operations. The Audit Committee reports the results of its inquiries to the Board of Directors. The Audit Committee currently consists of
E. Virgil Conway, Herbert Roth, Jr., Richard E. Segerson and Lowell P. Weicker, Jr. The Audit Committee held four meetings during the fiscal year ended October 31, 1999.

     The Nominating Committee consists of four Directors who are not interested persons of the Fund. It recommends to the Board of Directors persons to be elected as Directors. During the fiscal year ended October 31, 1999, the Nominating Committee held brief meetings as needed in conjunction with regular quarterly executive sessions of the independent Directors. The Nominating Committee currently consists of Robert Chesek, Harry Dalzell-Payne, Leroy Keith, Jr. and Herbert Roth, Jr. It will consider individuals proposed by a shareholder for election as a Director. Shareholders who wish to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a Director of the Fund.

     The Delaware Trust has Audit and Nominating Committees, each composed entirely of the same independent Directors.

     The Board of Directors held five meetings during the fiscal year ended October 31, 1999. Each Director, except Herbert Roth, Jr., was present for at least 75% of the total number of meetings of the Board and of those committees of which the Director was a member which were held during his tenure.

     For the Fund's last fiscal year, the Directors received the following compensation:

                                                          PENSION OR          ESTIMATED ANNUAL      TOTAL COMPENSATION
                                  AGGREGATE           RETIREMENT BENEFITS         BENEFITS          FROM FUND AND FUND
                                 COMPENSATION         ACCRUED AS PART OF            UPON            COMPLEX (37 FUNDS)
NAME                               FROM FUND             FUND EXPENSES           RETIREMENT         PAID TO DIRECTORS
----                             ------------         -------------------     ----------------      ------------------
Robert Chesek                      $1,350                                                                 $60,500
E. Virgil Conway(1)                $1,660                                                                 $75,250
Harry Dalzell-Payne(1)             $1,560                                                                 $89,250
Francis E. Jeffries                $1,300*               None for any           None for any              $58,000
Leroy Keith, Jr.                   $1,350                  Director               Director                $60,500
Philip R. McLoughlin(1)            $    0                                                                 $     0
Everett L. Morris(1)               $1,210*                                                                $51,500
James M. Oates(1)                  $1,410                                                                 $64,250
Herbert Roth, Jr.(1)               $1,135                                                                 $48,500
Richard E. Segerson                $1,550*                                                                $69,000
Lowell Weicker, Jr.                $1,500                                                                 $65,750
------------------

     *This compensation (and the earnings thereon) was deferred pursuant to the Directors' Deferred Compensation Plan. At June 30, 2000, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris, Roth and Segerson was $472,348.25, $197,344.74, $177,329.63 and $115,043.51,
respectively. At present, by agreement among the Fund, the Distributor and the electing Director, Director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

     (1)Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

          THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS,
                    RECOMMENDS THAT THE SHAREHOLDERS APPROVE
                           THE PLAN OF REORGANIZATION.

PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS (PROPOSALS 2-15)
      If all of the proposals are approved, the Fund will have fundamental investment restrictions which are expected to become standard for all of the Phoenix Funds. These proposed restrictions differ in certain respects from the current fundamental investment restrictions. Phoenix believes that increased standardization of fundamental investment restrictions will help to promote operational efficiencies and facilitate monitoring of compliance with the restrictions. Although the Fund will have additional flexibility to engage in previously prohibited activities if the proposals are approved, Phoenix does not presently anticipate that the use of different investment restrictions will have any material impact on the investment techniques employed by the Fund. For a more detailed comparison of the current and proposed fundamental investment restrictions, see proposals 2-15 below.


                                   PROPOSAL 2

                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                            REGARDING DIVERSIFICATION


     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding diversification. The current fundamental investment restriction regarding diversification applicable to the Fund provides that:

       "As a diversified company, at least 75% of the Fund's total assets must be represented by cash or cash items, government securities, securities of other investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund."

     If Proposal 2 is approved, this restriction will be replaced with the following fundamental investment restriction regarding diversification:

       "The Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund."

     Under the Fund's current restriction, with respect to 75% of the Fund's assets, no more than 5% may be invested in the securities of any one issuer. The proposed restriction would impose the additional requirement that, with respect to 75% of its assets, the Fund may not purchase more than 10% of the outstanding voting securities of any issuer (other than issuers exempted by the restriction such as the U.S. Government and other investment companies). The percentage limitations on investments in a single issuer in the proposed restriction are consistent with the definition of a "diversified company" in the 1940 Act.

                                   PROPOSAL 3

                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                        REGARDING INDUSTRY CONCENTRATION

     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding industry concentration. The current fundamental investment restriction regarding industry concentration applicable to the Fund, provides that the Fund may not:

         "Invest more than 25% of its assets in any one industry or group of industries."

     If Proposal 3 is approved, this restriction will be replaced with the following fundamental investment restriction regarding industry concentration for the Fund:

         "The Fund may not purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities)."

     The current investment restriction prohibits the Fund from investing more than 25% of its total assets in any "industry" or "group of industries." The investment restriction does not limit investments in any "group of industries." Phoenix believes that, by avoiding potential ambiguities over the definition of a "group of industries," the Fund will be subject to a clearer standard that is easier for investors to understand and investment personnel to follow.

                                   PROPOSAL 4

       TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING


     The Board of Trustees has proposed that the shareholders of the Fund approve a new fundamental investment restriction regarding borrowing. The current fundamental investment restriction regarding borrowing states that the Fund may not:

       "Borrow money, issue senior securities as defined in the Investment Company Act of 1940, or pledge, mortgage or hypothecate its assets, except that it may (i) borrow from banks, enter into reverse repurchase agreements or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after such borrowing there is asset coverage of 300%; and (ii) enter into transactions in options, futures, and options on futures as described in the Fund's Prospectus and Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of the Fund's assets).

     If Proposal 4 is approved, this restriction will be replaced with the following fundamental investment restriction regarding borrowing:

       "The Fund may not borrow money, except (i) in amounts not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing."

     The Fund is currently permitted to borrow up to one-third of its total assets (including the amount borrowed). Under the proposed restriction, the Fund will have greater flexibility to borrow money in that the Fund may borrow up to one-third of its total assets (including the amount borrowed) from banks, plus an additional 5% of its total assets from banks or other lenders for temporary purposes. Any borrowing would exaggerate the effect on the Fund's net asset value resulting from any increase or decrease in the market price of securities in the Fund's portfolio and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds. The proposed restriction is consistent with the limitations currently imposed on borrowing by mutual funds under the 1940 Act. The 1940 Act does not require a mutual fund to adopt a fundamental investment restriction regarding the pledge of assets. The proposed borrowing restriction does not contain a limitation on the pledging of assets.

                                   PROPOSAL 5

            TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
                       THE ISSUANCE OF SENIOR SECURITIES


     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding the issuance of senior securities. The current fundamental investment restriction regarding senior securities provides that the Fund may not issue senior securities except to the extent it is permitted pursuant to the Fund's investment restriction regarding the borrowing of money, as set forth under the discussion to Proposal 4 above.

     If Proposal 5 is approved, this restriction will be replaced with the following fundamental investment restriction:

       "The Fund may not issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction."

     The SEC through rulemaking and exemptive orders and the SEC staff through interpretations have previously permitted mutual funds to engage in certain practices and trading activities, subject to certain limitations, that could otherwise be viewed as senior securities, including the issuance of multiple classes of shares, futures and options transactions. The proposed restriction provides that the Fund will be allowed to engage in these activities to the extent permitted by the SEC or the SEC staff. Since the Fund will have greater flexibility to issue senior securities, the Fund may be subject to additional costs and risks. For example, the costs of engaging in trading activities which could be viewed as senior securities can reduce a fund's total return. In addition, upon engaging in activities which could be viewed as senior securities, the Fund could experience increased risks due to the effect of leveraging.


                                   PROPOSAL 6

     TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING UNDERWRITING


     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding underwriting. The current fundamental investment restriction regarding underwriting states that the Fund may not:

       "Underwrite the sale of securities of other issuers."

     If Proposal 6 is approved, this restriction will be replaced with the following fundamental investment restriction:

       "The Fund may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law."

     Phoenix believes there is no substantive change involved in this proposal. The proposed investment restriction clarifies that the Fund would not violate the restriction if it was deemed an underwriter as a result of the sale of its portfolio securities under the Securities Act of 1933, as amended, or any other applicable law.


                                   PROPOSAL 7

                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                       REGARDING INVESTING IN REAL ESTATE

     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding investing in real estate. The current fundamental investment restriction regarding investing in real estate states that the Fund may not:

       "Deal in real estate, but it may purchase marketable securities of companies which deal in real estate investment trusts."

     If Proposal 7 is approved, this restriction will be replaced with the following fundamental investment restriction:

       "The Fund may not purchase or sell real estate, except that the Fund may
       (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
       (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities."

     The exception in the current restriction is limited to "marketable" securities of companies which deal in real estate investment trusts. The proposed restriction would clarify that the Fund may invest more broadly in securities of issuers that invest in real estate and in certain other real estate related securities. The proposed restriction would clarify that the Fund is permitted to acquire or lease office space for its own use, although it is not anticipated that the Fund will do so. The proposed restriction would also permit a Fund to hold and sell real estate acquired as a result of the ownership of securities (for example as the holder of a bond in a company that had gone into bankruptcy).


                                   PROPOSAL 8

                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                       REGARDING INVESTING IN COMMODITIES


     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding commodities. The current fundamental investment restriction regarding commodities provides that the Fund may not:

       "Deal in commodities or commodity contracts, except that the Fund may, subject to the limitations and conditions set forth herein, enter into interest rate futures contracts and foreign currency futures contracts on domestic and foreign exchanges, purchase and write put and call options on interest rate futures contracts and foreign currency and write covered call options."

     If Proposal 8 is approved, this restriction will be replaced with the following fundamental investment restriction:

       "The Fund may not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities currencies and physical commodities)."

     The current restriction permits the Fund to purchase and sell certain types of derivatives. The proposed restriction clarifies that the Fund may purchase and sell derivatives that have a value tied to the value of a financial index, financial instrument or other asset. These derivatives include, for example, options, futures contracts and options on futures contracts. While the use of derivatives can guard against potential risks, it can eliminate some opportunities for gains. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterpart may fail to honor its contract terms, causing a loss for the Fund. The Fund's ability to engage in futures contracts and options on futures remains subject to applicable rules of the Commodity Futures trading Commission ("CFTC"). Under current CFTC rules, the Fund would not be permitted to enter into a futures transaction if it would cause the aggregate amount of initial margin deposit and related opinion premiums for non-hedging purposes to exceed 5% of the value of its assets.


                                   PROPOSAL 9

                TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                                REGARDING LENDING

     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding lending. The current fundamental investment restriction regarding lending states that the Fund may not:

       "Make loans to other persons but may, however, lend portfolio securities (up to 33% of net assets at the time the loan is made) to brokers or dealers or other financial institutions not affiliated with the Fund or the Adviser subject to conditions established by the Adviser."

     If Proposal 9 is approved, this restriction will be replaced with the following fundamental investment restriction:

       "The Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies."

     Under the current restriction on lending, the Fund is only permitted to lend its portfolio securities in amounts up to one-third of the value of its total assets at the time the loan is made to brokers or dealers or other financial institutions not affiliated with the Fund subject to conditions established by Phoenix. The proposed lending restriction does not contain any percentage limitations or the limitations on the identity of the borrower contained in the current restriction. The staff of the SEC currently limits loans of portfolio securities to one-third of a mutual fund's assets, including any collateral received from the loan. If the SEC staff were to provide greater flexibility to mutual funds to engage in securities lending in the future, with the proposed restriction the Fund would be able to take advantage of that increased flexibility. The proposed lending restriction would permit the Fund to participate in an interfund lending program with other registered investment companies. The current restrictions do not allow for interfund lending. Phoenix does not currently intend to establish an interfund lending program.


                                   PROPOSAL 10

   TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR THE FUND REGARDING
                  INVESTING IN HIGH YIELD-HIGH RISK SECURITIES

     The Board of Trustees has proposed that the shareholders of the Fund approve the elimination of the fundamental investment restriction regarding investing in high yield-high risk securities. The current fundamental investment restriction provides that the Fund may not invest more than 50% of its assets, determined at the time of purchase, in high yield-high risk securities.

     If Proposal 10 is approved, this restriction will be eliminated. Phoenix does not presently anticipate that the removal of a percentage limitation on investments in high yield-high risk securities will have a material impact on the investment techniques employed by the Fund.


                                   PROPOSAL 11

  TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR THE FUND REGARDING
                 THE FUND FROM PURCHASING SECURITIES ON MARGIN

     The Board of Trustees has proposed that the shareholders of the Fund approve the elimination of the fundamental investment restriction regarding the purchase of securities on margin. The current fundamental investment restriction provides that the Fund may not purchase securities on margin, except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be a purchase of securities on margin.

     If Proposal 11 is approved, this restriction will be eliminated.
Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to regulation. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 12

    TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR THE FUND REGARDING
                         INVESTING IN COMPANIES FOR THE
                   PURPOSE OF EXERCISING CONTROL OR MANAGEMENT

     The Board of Trustees has proposed that the shareholders of the Fund approve the elimination of the fundamental investment restriction regarding investing in companies for the purpose of exercising control or management. The current fundamental investment restriction states that the Fund may not make an investment for the purpose of exercising control or management.

     If Proposal 12 is approved, this prohibition will be eliminated.
Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 13

               TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION
      FOR THE FUND REGARDING INVESTING IN REAL ESTATE LIMITED PARTNERSHIPS
                     OR IN OIL, GAS OR OTHER MINERAL LEASES

     The Board of Trustees has proposed that the shareholders of the Fund approve the elimination of the fundamental investment restriction regarding investing in real estate limited partnerships or in oil, gas or other mineral leases. The current fundamental investment restriction states that the Fund may not invest in real estate limited partnerships or in oil, gas or other mineral leases.

     If Proposal 13 is approved, this prohibition will be eliminated.
Phoenix believes this prohibition was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds. The Fund's ability to make real estate-related investments will be governed by the proposed restriction described in Proposal 7 above.

                                   PROPOSAL 14

        TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR THE FUND
                      REGARDING SELLING SECURITIES SHORT

     The Board of Trustees has proposed that the shareholders of the Fund approve the elimination of the fundamental investment restriction regarding selling securities short. The current fundamental investment restriction provides that the Fund may not sell short, except that the Fund may enter into short sales against the box.

     If Proposal 14 is approved, this restriction will be eliminated.
Phoenix believes this restriction was based on the requirements of state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.

                                  PROPOSAL 15

          TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
                REPURCHASE AGREEMENTS AND PARTICIPATION IN LOANS

     The Board of Trustees has proposed that the shareholders of the Fund approve the elimination of the fundamental investment restriction regarding repurchase agreements and participations in loans. The current fundamental investment restriction provides that the Fund may not:

     "Enter into repurchase agreements and purchase or hold participations in loans in excess of 5% of net assets, respectively.

     If Proposal 15 is approved, this restriction will be eliminated. The proposed restriction regarding lending discussed in Proposal 9 above would allow the Fund to enter into repurchase agreements and to purchase all or a portion of bank loan participation interests.

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS
                THAT THE SHAREHOLDERS APPROVE PROPOSALS 2 - 15.

INVESTMENT ADVISER, UNDERWRITER AND FINANCIAL AGENT
     Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115-0480, is the Fund's investment advisor.

     Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200, serves as the Fund's underwriter and as the Fund's financial agent (administrator).

OTHER BUSINESS
     The Board of Directors of the Fund knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Fund and the shareholders of the Fund.

     The Fund does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Directors of the Fund unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders wishing to submit proposals for inclusion in the proxy statement for any subsequent shareholder meeting of the Fund should send their written submissions to the principal executive offices of the Fund at 101 Munson Street, Greenfield, Massachusetts 01301.

                                   APPENDIX A


                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this__ day of _______, 2000, by and between Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc., a Maryland corporation (the "Predecessor Corporation"), on behalf of its Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. series (the "Predecessor Fund"), and Phoenix Multi-Series Trust, a Delaware business trust (the "Successor Trust"), on behalf of its Phoenix-Goodwin Multi-Sector Fixed Income Fund series (the "Successor Fund").

     All references in this Agreement to action taken by the Predecessor Fund or the Successor Fund shall be deemed to refer to action taken by the Predecessor Corporation or the Successor Trust, respectively, on behalf of the respective portfolio series.

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Predecessor Fund of all of its assets to the Successor Fund, in exchange solely for shares of beneficial interest in the Successor Fund ("New Shares") having a net asset value equal to the net asset value of the Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the New Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Predecessor Corporation and the Successor Trust are each open-end, registered investment companies of the management type; and

     WHEREAS, the Board of Directors of the Predecessor Corporation and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Corporation and the Successor Trust, respectively, that the assets of the Predecessor Corporation be acquired by the Successor Trust pursuant to this Agreement and in accordance with the applicable statutes of the State of Maryland and the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   PLAN OF REORGANIZATION
     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Corporation agrees to transfer all of the assets of the Predecessor Fund, as set forth in paragraph 1.2, to the Successor Fund, and the Successor Trust agrees in exchange therefore: (i) to deliver to the Predecessor Corporation a number of full and fractional New Shares of each class of the Successor Fund equal to the number of shares of the corresponding class of the Predecessor Fund as of the time and date set forth in Article 2, and (ii) to assume all the liabilities of the Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

     1.2 The assets of the Predecessor Fund to be acquired by the Successor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund on the closing date provided in paragraph 2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Predecessor Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to the Successor Fund and may be enforced against the Successor Fund to the same extent as if the same had been incurred by the Successor Fund.

     1.3 Immediately upon delivery to the Predecessor Fund of the New Shares, the Predecessor Fund, as the then sole shareholders of the Successor Fund, shall
(i) with the exception of Calvin J. Pedersen, elect as trustees of the Trust the persons who currently serve as directors of the Predecessor Corporation; (ii) approve an Investment Management Agreement between the Successor Trust, on behalf of the Successor Fund, and Phoenix Investment Counsel, Inc. (the "Investment Manager"), and (ii) ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Successor Fund.

     1.4 Immediately following the action contemplated by paragraph 1.3, the Predecessor Fund will distribute to its shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the corresponding New Shares received by the Predecessor Corporation pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Current Shareholders and representing the respective pro rata number of the New Shares of the corresponding class due such shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the Predecessor Corporation, although share certificates representing interests in the Predecessor Corporation will represent a number of New Shares after the Closing Date as determined in accordance with paragraph 2.2. The Successor Fund shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust's transfer agent. As soon as practicable after the Closing, the Predecessor Corporation shall take all steps necessary to effect a complete liquidation of the Predecessor Fund and shall file such instruments, if any, as are necessary to effect the dissolution of the Predecessor Corporation and its deregistration under the Investment Company Act of 1940 as amended and shall take all other steps necessary to effect such dissolution and deregistration.

2.   CLOSING AND CLOSING DATE
     2.1 The Closing Date shall be the second Friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Article 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Phoenix Investment Counsel, Inc. ("PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480, or at such other time and/or place as the parties may agree.

     2.2 The Predecessor Corporation shall cause Phoenix Equity Planning Corporation (the "Transfer Agent"), transfer agent of the Predecessor Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Fund and the class of the Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Corporation or provide evidence satisfactory to the Predecessor Corporation that such New Shares have been credited to the accounts of the Predecessor Fund on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.   REPRESENTATIONS AND WARRANTIES
     3.1 The Predecessor Corporation, on behalf of the Predecessor Fund, hereby represents and warrants to the Successor Fund as follows:

           (i) the Predecessor Corporation is duly organized, validly existing and in good standing under the laws of the State of Maryland and has full power and authority to conduct its business as presently conducted;

           (ii) the Predecessor Corporation has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Fund;

           (iii) the execution and delivery of this Agreement on behalf of the Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Corporation or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vi) are necessary to authorize this Agreement and the transactions contemplated hereby;

           (iv) this Agreement has been duly executed by the Predecessor Corporation on behalf of the Predecessor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

           (v) neither the execution and delivery of this Agreement by the Predecessor Corporation on behalf of the Predecessor Fund, nor the consummation by the Predecessor Corporation on behalf of the Predecessor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Articles of Incorporation or By-Laws of the Predecessor Corporation, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Corporation is a party or by which the Predecessor Corporation or any of its assets is subject or bound; and

           (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Corporation on behalf of the Predecessor Fund or the consummation of any transactions contemplated hereby by the Predecessor Corporation, other than as shall be obtained at or prior to the Closing.

     3.2 The Successor Trust, on behalf of the Successor Fund, hereby represents and warrants to the Predecessor Fund as follows:

           (i) The Successor Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

           (ii) the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Fund;

           (iii) the execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

           (iv) this Agreement has been duly executed by the Successor Trust on behalf of the Successor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

           (v) neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund, nor the consummation by the Successor Trust on behalf of the Successor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Master Trust Agreement (the "Master Trust Agreement") or By-Laws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound; and

           (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund or the consummation of any transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or prior to the Closing.

4.   CONDITIONS PRECEDENT
     4.1 The obligations of the Predecessor Corporation on behalf of the Predecessor Fund and the Successor Trust on behalf of the Successor Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

           (i) The Successor Trust shall have succeeded to the registration statement of the Predecessor Corporation on Form N-1A under the Securities Act of 1933, as amended (the "Securities Act") and such amendment or amendments thereto as are determined by the Board of Trustees of the Successor Trust to be necessary and appropriate to effect the registration of the New Shares (the "Post-Effective Amendment"), shall have been filed with the Securities and Exchange Commission (the "Commission") and the Post-Effective Amendment shall have become effective, and no stop-order suspending the effectiveness of the Post-Effective Amendment shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

           (ii) the applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

           (iii) all representations and warranties of the Predecessor Corporation on behalf of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the Successor Fund shall have received a certificate of an officer of the Predecessor Corporation acting on behalf of the Predecessor Fund to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Fund;

           (iv) all representations and warranties of the Successor Trust on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Corporation on behalf of the Predecessor Fund shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor Fund to that effect in form and substance reasonably satisfactory to the Predecessor Corporation on behalf of the Predecessor Fund;

           (v) the Predecessor Corporation on behalf of the Predecessor Fund and the Successor Trust on behalf of the Successor Fund shall have received an opinion from Goodwin, Procter & Hoar LLP regarding certain tax matters in connection with the Reorganization; and

           (vi) a vote approving this Agreement shall have been adopted by at least a majority of the outstanding Class A, Class B and Class C shares of the Predecessor Fund, all classes voting together, entitled to vote at a special meeting of shareholders of the Predecessor Fund duly called for such purpose (the "Special Meeting").

5.   EXPENSES
     5.1 The Successor Trust and the Predecessor Corporation each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     5.2 All of the costs of solicitation of proxies, including the cost of the proxy solicitation firm, printing and mailing costs, shall be borne by the Successor Fund. All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by the Phoenix Investment Partners, Ltd.

6.   ENTIRE AGREEMENT
     The Successor Trust and the Predecessor Corporation agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

7.   TERMINATION
     This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Directors or Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Corporation, or their respective Directors or Trustees or officers, to the other party.

8.   AMENDMENTS
     This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Corporation and the Successor Trust; provided, however, that following the meeting of the Current Shareholders called by the Predecessor Corporation pursuant to paragraph 4.1(vi) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.   NOTICES
     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY
     10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

     10.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     10.5 It is expressly agreed that the obligations of the Predecessor corporation hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Predecessor Corporation personally, but shall bind only the trust property of the Predecessor Corporation, as provided in the charter of the Predecessor Corporation. The execution and delivery by such officers of the Predecessor Corporation shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Predecessor Corporation as provided in the Declaration of Trust of the Predecessor Corporation. The Predecessor Corporation is a series company with a single series and has entered into this Agreement on behalf of the Predecessor Fund. With respect to any obligation of the Predecessor Corporation arising hereunder, the Successor Trust and the Successor Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Predecessor Fund.

     10.6 It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with a single series and has entered into this Agreement on behalf of the Successor Fund. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Fund and the Predecessor Corporation shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Successor Fund.

     10.7 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.




ATTEST                            PHOENIX-GOODWIN MULTI-SECTOR FIXED
                                  INCOME FUND, INC.


Name:_________________________    By:__________________________________________
Title:                            Name:
                                  Title:




ATTEST                            PHOENIX MULTI-SERIES TRUST


Name:_________________________    By:__________________________________________
Title:                            Name:
                                  Title:

                                 PHOENIX-GOODWIN
                      MULTI-SECTOR FIXED INCOME FUND, INC.
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 12, 2000

                                      PROXY

         The undersigned shareholder of Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. (the "Fund"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip
R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on October 12, 2000 at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  DIRECTORS OF THE FUND WHICH RECOMMENDS A VOTE
                               "FOR" THE PROPOSALS

                                                                ACCOUNT NUMBER:
                                                                        SHARES:
                                                                   CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


VOTE ON PROPOSALS

         REORGANIZATION OF FUND
1.       To approve an Agreement and Plan of Reorganization which        For         Against        Abstain
         provides for the reorganization of Phoenix-Goodwin              [ ]         [ ]            [ ]
         Multi-Sector Fixed Income Fund, Inc., as a series of a new
         Delaware business trust.

         CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS

         IF YOU WISH TO VOTE ON THE FOLLOWING FOURTEEN PROPOSALS         FOR         AGAINST        ABSTAIN ON
         COLLECTIVELY, TO CHANGE THE FUNDAMENTAL INVESTMENT              PROPOSALS   PROPOSALS      PROPOSALS
         RESTRICTIONS OF THE FUND, VOTE HERE:                            2-15        2-15           2-15
                                                                         [ ]         [ ]            [ ]
         IF YOU WISH TO VOTE ON THE FOLLOWING FOURTEEN PROPOSALS
         INDIVIDUALLY, VOTE BELOW:

2.       To amend the fundamental investment restriction regarding       For         Against        Abstain
         diversification.                                                [ ]         [ ]            [ ]

3.       To amend the fundamental investment restriction regarding       For         Against        Abstain
         concentration.                                                  [ ]         [ ]            [ ]

4.       To amend the fundamental investment restriction regarding       For         Against        Abstain
         borrowing.                                                      [ ]         [ ]            [ ]

5.       To amend the fundamental investment restriction regarding       For         Against        Abstain
         issuance of senior securities.                                  [ ]         [ ]            [ ]

6.       To amend the fundamental investment restriction regarding       For         Against        Abstain
         underwriting.                                                   [ ]         [ ]            [ ]

7.       To amend the fundamental investment restriction regarding       For         Against        Abstain
         investing in real estate.                                       [ ]         [ ]            [ ]

8.       To amend the fundamental investment restriction regarding       For         Against        Abstain
         investing in commodities.                                       [ ]         [ ]            [ ]

9.       To amend the fundamental investment restriction regarding       For         Against        Abstain
         lending.                                                        [ ]         [ ]            [ ]

10.      To eliminate the fundamental investment restriction regarding   For         Against        Abstain
         investing in high yield-high risk securities.                   [ ]         [ ]            [ ]


11.      To eliminate the fundamental investment restriction regarding   For         Against        Abstain
         the purchase of securities on margin.                           [ ]         [ ]            [ ]

12.      To eliminate the fundamental investment restriction regarding   For         Against        Abstain
         investments in companies for the purpose of exercising          [ ]         [ ]            [ ]
         control or management.

13.      To eliminate the fundamental investment restriction regarding   For         Against        Abstain
         investments in real estate limited partnerships or in oil,      [ ]         [ ]            [ ]
         gas and other mineral leases.

14.      To eliminate the fundamental investment restriction regarding   For         Against        Abstain
         engaging in short sales.                                        [ ]         [ ]            [ ]

15.      To eliminate the fundamental investment restriction regarding   For         Against        Abstain
         repurchase agreements and participations in loans.              [ ]         [ ]            [ ]


TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

----------------------------------- ------- ---------------------------- -------
----------------------------------- ------- ---------------------------- -------
Signature (PLEASE SIGN WITHIN BOX)  Date    Signature (Joint Owners)     Date